Exhibit 10.33

JOINDER AGREEMENT

JOINDER AGREEMENT, dated as of September 30, 2005, among Kadant Lamort SAS, a simplified joint stock company organized under the laws of France (the “Foreign Subsidiary”), KADANT INC., a Delaware corporation (the “Borrower”), JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the several banks and other financial institutions (the “Lenders”) from time to time parties to the Credit Agreement, dated as of May 9, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”; terms defined therein being used herein as therein defined) by and among the Borrower, the Lenders and the Administrative Agent.

W I T N E S S E T H:

WHEREAS, the parties to this Joinder Agreement wish to add the Foreign Subsidiary as the Foreign Subsidiary Borrower to the Credit Agreement in the manner hereinafter set forth; and

WHEREAS, this Joinder Agreement is entered into pursuant to subsection 5.3(b) of the Credit Agreement;

NOW, THEREFORE, in consideration of the premises, the parties hereto hereby agree as follows:

1. The Foreign Subsidiary hereby acknowledges that it has received and reviewed a copy of the Credit Agreement, and acknowledges and agrees to:

(a) join the Credit Agreement as the Foreign Subsidiary Borrower, as indicated with its signature below;

(b) be bound by all covenants, agreements and acknowledgments attributable to the Foreign Subsidiary Borrower in the Credit Agreement; and

(c) perform all obligations and duties required of it by the Credit Agreement.

2. The Foreign Subsidiary hereby represents and warrants that the representations and warranties with respect to it contained in Sections 4 and 5.4 of the Credit Agreement or which are contained in any certificate furnished by or on behalf of it are true and correct on the date hereof.

3. The address and jurisdiction of organization of the Foreign Subsidiary is set forth below:

Address:	Kadant Lamort SAS
39, rue de la Fontaine Ludot
51300 Vitry-Le-François
France
Attn:	President
Telecopy:	+(33) 326 72 08 03
Telephone:	+(33) 326 74 80 80

Jurisdiction of organization:	France

4. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, each of the undersigned has caused this Joinder Agreement to be duly executed and delivered in New York, New York by its proper and duly authorized officer as of the date set forth below.

Dated: September 30, 2005

KADANT LAMORT SAS ,
as the Foreign Subsidiary Borrower

By:	/s/ Alain Serres
Name:	Alain Serres
Title:	President

KADANT INC.

By:	/s/ Thomas M. O’Brien
Name:	Thomas M. O’Brien
Title:	Executive Vice President & Chief Financial Officer

ACKNOWLEDGED AND AGREED TO:

JPMORGAN CHASE BANK, N.A.
as Administrative Agent

By:	/s/ Peter M. Killea
Name:	Peter M. Killea
Title:	Vice President